BEAR STEARNS                                      Computational Materials for
                                      Bear Stearns Asset Backed Securities, Inc.
                                        Asset-Backed Certificates, Series 2001-3

New Issue Computational Materials

$183,564,000 (approximate +/-10%)

Asset-Backed Certificates,
Series 2001-3

Bear Stearns Asset-Backed Securities, Inc.
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

EMC Mortgage Corporation
Master Servicer

All Statistical Information based upon Information as of November 1, 2001

November 8, 2001

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                      Computational Materials for
                                      Bear Stearns Asset Backed Securities, Inc.
                                        Asset-Backed Certificates, Series 2001-3

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                      Computational Materials for
                                      Bear Stearns Asset Backed Securities, Inc.
                                        Asset-Backed Certificates, Series 2001-3

             Certificate Information to 10% Optional Clean-Up Call

          Certificate     Ratings       CE         Pass-Thru   Window    WAL   Certificate
Class       Size (1)     Moody's/S&P   Levels (1)     Rate      (mos)   (yrs)     Type

  A       $164,290,000    Aaa/AAA      10.50% (2)   LIBOR(3)    1-91    2.595     Senior
A-IO      Notional (4)    Aaa/AAA      10.50% (2)   8.00% (5)    N/A    2.486    NAS IO (30-mos)
M-1        $10,555,000    Aa2/AA        4.75% (2)   LIBOR (6)   38-91   5.052    Subordinate
M-2         $5,966,000    A2/A          1.75% (2)   LIBOR (6)   37-91   5.028    Subordinate
B           $2,753,000    Baa2/BBB      0.00% (2)   LIBOR (6)   37-91   5.012    Subordinate

NOTES:    Prepayment Pricing Speed Assumption is 25% CPR
          Certificates will be priced to a 10% clean-up call
          Certificates are subject to a variance of +/- 10%

(1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in January 2002, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 3.00% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3) The Pass-Through Rate for the Class A Certificates will be a floating rate based on One-Month LIBOR plus [TBD] subject to the Net WAC cap. On the first distribution date after the first possible optional termination date, the margin will increase by 2 times.

(4) The Class A-IO Certificates will not have a certificate principal balance and will not be entitled to distributions of principal. The Class A-IO Certificates will accrue interest on their notional amount initially equal to the lesser of $18,356,000 and the unpaid principal balance of the mortgage loans.

(5) The Pass-Through Rate for the Class A-IO Certificates will be a fixed rate of 8.00% subject to the Net WAC CAP.

(6) The Pass-Through Rate for the Class M and Class B Certificates will be a floating rate based upon One-Month LIBOR plus [TBD] subject to the Net WAC cap. On the first distribution date after the first possible optional termination date, the respective margins for the Class M and Class B Certificates will increase by 1.5 times.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                      Computational Materials for
                                      Bear Stearns Asset Backed Securities, Inc.
                                        Asset-Backed Certificates, Series 2001-3

THE COLLATERAL

     - Conventional, one- to four-family, fixed and adjustable-rate mortgage loans secured by first and second liens on residential mortgage properties as briefly described in the table on the following page.

     -    All of the mortgage loans are serviced by EMC Mortgage Corp.

     - The mortgage pool includes approximately 9% of loans that are secured by second or more junior liens.

     - As of the Cut-Off Date, no more than approximately 12.5% of the mortgage loans will be 31-60 days delinquent and no more than 2% of the mortgage loans will be 61-90 days delinquent.

     - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Approximately 41% of the mortgage loans were acquired in a bankruptcy auction of the assets of United Companies.

     - There is a large balance loan of approximately $4,106,540 (approximately 2.25% of the pool balance) that was originated approximately three years ago (as a refinance). Such loan, with an original balance of $5,000,000 and a fixed rate gross coupon of 10.365%, is secured by a property in Georgia that consists of several tracts of land including several single-family detached houses, sports facilities and various out-buildings. EMC obtained a Broker's Price Opinion ("BPO") in March 2001 that determined a quick-sale value of $6,500,000. As of the Cutoff Date the current LTV based on the quick sale value is approximately 63%.

     - Certain of the mortgage loans may be subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-Lending Act by the Home Ownership and Equity Protection Act of 1994 or were originated . Approximately 4% of the mortgage loans had proceeds which were used to finance credit life insurance.


                  Index/            Principal     % of      Gross     WAM      AGE    Oterm   Gross   Curr
Loan Type          Term              Balance      Pool       WAC    (mos.)   (mos.)  (mos.)  Margin    LTV    FICO

ARM             One Year CMT        $13,274,025    7.2%      9.01%   300       56      356    4.12%    75%     586
ARM             11th District COFI   $1,253,214    0.7%      8.05%   289       71      360    3.30%    63%     579
ARM             6 Month LIBOR       $79,645,702   43.4%     10.78%   278       60      338    5.52%    80%     583
                 Total ARMs:        $94,172,941   51.3%     10.49%   282       59      341    5.29%    78%     584

Fixed/1st Lien  5-15 year Balloon   $28,589,594   15.6%     11.21%   168       11      179     --      94%     578
Fixed/1st Lien  5-15 year Full Am    $5,558,888    3.0%     10.77%   128       40      168     --      73%     588
Fixed/1st Lien  20-30 year Full Am  $39,417,264   21.5%     10.51%   318       26      344     --      87%     584
Fixed/ 2nd Lien 5-15 year Balloon    $5,693,371    3.1%     12.81%   168       12      180     --      92%     609
Fixed/ 2nd Lien 5-15 year Full Am    $5,252,631    2.9%     12.79%   129       42      171     --      82%     610
Fixed/ 2nd Lien 20-30 year Full Am   $4,999,175    2.7%     12.50%   240       17      257     --      94%     622
                 Total Fixed:       $89,391,872   48.7%     11.14%   233       22      255     --      89%     588
             Total Portfolio:      $183,564,813    100%     10.81%   258       41      299     --      84%     586

ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED USING INFORMATION
 AS OF NOVEMBER 1, 2001 AND MAY DIFFER +/-10% FROM THE FINAL CHARACTERISTICS OF
                   THE MORTGAGE POOL AS OF THE CUT-OFF DATE.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                      Computational Materials for
                                      Bear Stearns Asset Backed Securities, Inc.
                                        Asset-Backed Certificates, Series 2001-3

SUMMARY OF TERMS

DEPOSITOR:                    Bear Stearns Asset Backed Securities, Inc.

MORTGAGE LOAN SELLER:         EMC Mortgage Corporation

MASTER SERVICER:              EMC Mortgage Corporation

LEAD MANAGER/CO-MANAGER:      Bear, Stearns & Co. Inc./Countrywide Securities
                              Inc.

TRUSTEE:                      LaSalle Bank National Association

RATING AGENCIES:              Moody's Investor Service & Standard & Poors
                              Ratings Group

CUT-OFF DATE:                 November 1, 2001

SETTLEMENT DATE:              On or about November 29, 2001

DISTRIBUTION DATE:            25th day of each month (or the next business day),
                              commencing December 2001

OPTIONAL CALL:                10% clean-up call

REGISTRATION:                 The Certificates will be available in book-entry
                              form through DTC.

DENOMINATIONS:                The Certificates are issuable in minimum
                              denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

FEDERAL TAX ASPECTS:          REMIC (one or more)

ERISA CONSIDERATIONS:         The Certificates generally may be purchased by, on
                              behalf of, or with plan assets of, a Plan, if a prohibited transaction class exemption based on the identity of the fiduciary making the decision to acquire such Certificates on behalf of the Plan or the source of funds for such acquisition is applicable to the acquisition, holding and transfer of the Certificates.

SMMEA ELIGIBILITY:            None of the Certificates will be 'mortgage
                              related securities' for purposes of the Secondary
                              Mortgage Market Enhancement Act of 1984.

P&I Advances:                 The Master Servicer will be obligated to advance,
                              or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Trustee will be obligated to back-stop the Master Servicer's obligation.

NET MORTGAGE RATE:            On any mortgage loan, the then applicable mortgage
                              rate thereon minus the sum of (1) the Master
                              Servicer's Fee Rate (0.50%) and (2) the Trustee's
                              Fee Rate (0.02%).

INTEREST PAYMENTS:            On each Distribution Date holders of the
                              Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior
                              Distribution Date that was not paid.

                              The 'accrual period' for all of the Certificates, other than the Class A-IO Certificates, will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date. The 'accrual period' for the Class A-IO Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.

                              The trustee will calculate interest on all of the Certificates, other than the Class AIO Certificates, on an actual/360 basis and for the Class A-IO Certificates on a 30/360 basis.

PRINCIPAL PAYMENTS:           The Class M and B Certificates will not receive
                              any principal payments until after the Stepdown
                              Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

                              After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

CREDIT ENHANCEMENT:           Subordination: Initially, 10.50% for the Class A
                              Certificates, 4.75% for the Class M-1 Certificates and 1.50 % for the Class M-2 Certificates.

                              o    Overcollateralization ("OC")

                                   INITIAL (% Orig.)      0.00%
                                   OC TARGET (% Orig.)    3.00%
                                   STEPDOWN (% Current)   6.00%
                                   OC FLOOR (% Orig.)     0.50%

                              o Excess spread, which will initially be equal to approximately 697 bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the January 2002 Distribution Date.

INTEREST DISTRIBUTION AMOUNT: For any distribution date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

PRINCIPAL REMITTANCE AMOUNT:  With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

PRINCIPAL DISTRIBUTION
AMOUNT: With respect to any distribution date, the Principal Remittance Amount plus the Extra Principal Distribution Amount.

EXTRA PRINCIPAL DISTRIBUTION
AMOUNT: With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cashflow for such distribution date and (y) the
                              Overcollateralization Deficiency Amount for such distribution date.

NET MONTHLY EXCESS CASH-FLOW: For any distribution date, the excess of (x) the
                              Available Distribution Amount for such
                              distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

STEPDOWN DATE:                The earlier to occur of (i) the distribution date
                              on which the aggregate Certificate Principal
                              Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in December 2004 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M and Class B Certificates divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to 21.00%.

TRIGGER EVENT:                A 'Trigger Event,' with respect to each
                              Distribution Date after the Stepdown Date, exists if 60+ delinquencies exceed 50% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount.

PRIORITY OF PAYMENTS:         On each Distribution Date, distributions on the
                              Certificates, to the extent of available funds, will be made according to the following priority:

                              INTEREST DISTRIBUTIONS:

                              1) To the holders of the Class A-IO Certificates,
                                 the related Interest Distribution Amount and related Unpaid Interest Shortfall Amount;
                              2) from the remaining Interest Distribution Amount
                                 in respect of the mortgage loans, to the holders of the Class A Certificates, the Interest Distribution Amount for such distribution date;
                              3) from the remaining Interest Distribution Amount
                                 in respect of the mortgage loans, to the holders of the Class A Certificates, the related Unpaid Interest Shortfall for such class for such distribution date;
                              4) To the holders of the Class M-1, Class M-2 and
                                 Class B Certificates, sequentially, the
                                 Interest Distribution Amount for each such class;

                              PRINCIPAL DISTRIBUTIONS:

                              Prior to the Stepdown Date or on which a Trigger Event is in effect

                              1) To the holders of the Class A Certificates, the
                                 Principal Remittance Amount from the mortgage loans, until the Certificate Principal Balance thereof is reduced to zero; In addition, to the holders of the Class A Certificates, the Extra Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;
                              2) To the holders of the Class M-1, Class M-2 and
                                 Class B Certificates, sequentially, the
                                 Principal Distribution Amount for each such Class, until the Certificate Principal Balance thereof has been reduced to zero;

                              ON OR AFTER THE STEPDOWN DATE ON WHICH A TRIGGER EVENT IS NOT IN EFFECT

                              1) From the Class A Principal Distribution Amount,
                                 to the holders of the Class A Certificates, the Principal Remittance Amount from the mortgage loans until the Certificate Principal Balance thereof is reduced to zero; In addition, to the holders of the Class A Certificates, the Extra Principal Distribution Amount, until the Certificate Principal Balances thereof are reduced to zero;
                              2) To the holders of the Class M-1 Certificates,
                                 the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
                              3) To the holders of the Class M-2 Certificates,
                                 the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and
                              4) To the holders of the Class B Certificates,
                                 the Class B Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

                              NET MONTHLY EXCESS CASH-FLOW:

                              1) To the holders of the class or classes of
                                 Certificates then entitled to receive
                                 distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;
                              2) To the holders of the Class M-1 Certificates,
                                 in an amount equal to the Unpaid Interest
                                 Shortfall Amount and any Allocated Realized
                                 Loss Amount, in that order, for such
                                 certificates;
                              3) To the holders of the Class M-2 Certificates,
                                 in an amount equal to the Unpaid Interest
                                 Shortfall Amount and any Allocated Realized
                                 Loss Amount, in that order, for such
                                 certificates;
                              4) To the holders of the Class B Certificates, in
                                 an amount equal to the Unpaid Interest
                                 Shortfall Amount and any Allocated Realized
                                 Loss Amount, in that order, for such
                                 certificates; and
                              5) To the holders of the other Certificates, as
                                 provided in the pooling and servicing
                                 agreement.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:          For any applicable distribution date, an amount
                              equal to the excess (if any) of (A) the
                              Certificate Principal Balance of the Class A
                              Certificates immediately prior to such
                              distribution date over (B) the lesser of (x)
                              73.00% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) 0.50% of the aggregate
                              Stated Principal Balance of the mortgage loans as of the Cut-off Date.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:          For any applicable distribution date, an amount
                              equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1
                              Certificates immediately prior to such
                              distribution date over (B) the lesser of (x)
                              84.50% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) 0.50% of the aggregate
                              Stated Principal Balance of the mortgage loans as of the Cut-off Date.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:          For any applicable distribution date, an amount
                              equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1
                              Principal Distribution Amounts for that
                              distribution date) and (2) the Certificate
                              Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over
                              (B) the lesser of (x) 91.00% of the aggregate
                              Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y)
                              0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.

CLASS B PRINCIPAL
DISTRIBUTION AMOUNT:          For any applicable distribution date, an amount
                              equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A,
                              Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate
                              Principal Balance of the Class B Certificates immediately prior to such distribution date over
                              (B) the lesser of (x) 94.00% of the aggregate
                              Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y)
                              0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.

OVERCOLLATERALIZATION
DEFICIENCY AMOUNT:            For any distribution date, the amount, if any, by
                              which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

OVERCOLLATERALIZATION
TARGET AMOUNT:                Equal to 3.00% of the Cut-Off Date unpaid
                              principal balance. As of November 1, 2001 the OC
                              Target Amount would have been approximately $5.5 million.

OVERCOLLATERALIZED AMOUNT:    For any distribution date, the amount, if any, by
                              which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate
                              Certificate Principal Balance of the offered certificates (other than the Class A-IO
                              Certificates) as of such distribution date.

REALIZED LOSSES:              Any loss on a mortgage loan attributable to the
                              mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

Allocation of Losses:         Any Realized Losses on the mortgage loans will be
                              allocated on any distribution date, first, to Net
                              Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-2
                              Certificates, and fifth, to the Class M-1
                              Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

                              Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest; however, such amounts will be reinstated thereafter to the extent of funds available from Net Monthly Excess Cashflow.

ALLOCATED REALIZED LOSS
AMOUNT: With respect to any class of Class M or Class B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                      Computational Materials for
                                      Bear Stearns Asset Backed Securities, Inc.
                                        Asset-Backed Certificates, Series 2001-3

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                       INFORMATION AS OF NOVEMBER 1, 2001

          LOAN CHARACTERISTIC                  TOTAL POOL
          Expected Pool Balance              $183,564,813.40
          Average Balance                            $67,512
          % Conforming Balances                       90.36%

          WA Gross WAC                              10.8070%
          Range of Gross WAC                5.500% - 16.500%
          WA Net WAC (%)                            10.2870%
          WAM (mos)                                      258
          WA Age (mos)                                    41
          WA Orig. Term (mos)                            299

          Fixed Rate Balloon                          18.68%
          Fixed Rate Fully Amortizing                 30.02%
          Adjustable Rate                             51.30%
          First Lien / Second Lien            91.34% / 8.66%

          CURRENT BALANCE
          $0 - $49,999                                20.97%
          $50,000 - $99,999                           35.87%
          $100,000 - $149,999                         19.82%
          $150,000 - $199,999                          7.52%
          $200,000 - $249,999                          4.72%
          $250,000 - $299,999                          2.17%
          $300,000 - $349,999                          2.32%
          $350,000 - $399,999                          1.21%
          $400,000 - $449,999                          0.95%
          $450,000 - $499,999                          0.80%
          $500,000 - $549,999                          0.00%
          $550,000 - $599,999                          0.63%
          $600,000 - $649,999                          0.35%
          $650,000 - $799,999                          0.43%
          $800,000 or above                            2.24%

          INTEREST RATE
          Up to 5.999%                                 0.05%
          6.000% - 6.999%                              0.21%
          7.000% - 7.999%                              3.61%
          8.000% - 8.999%                              7.27%
          9.000% - 9.999%                             11.52%
          10.000% - 10.999%                           29.73%
          11.000% - 11.999%                           28.60%
          12.000% - 12.999%                           13.37%
          13.000% - 13.999%                            3.99%
          14.000% - 14.999%                            1.38%
          15.000% and above                            0.27%


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                      Computational Materials for
                                      Bear Stearns Asset Backed Securities, Inc.
                                        Asset-Backed Certificates, Series 2001-3

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                      INFORMATION AS OF NOVEMBER 1, 2001.

          LOAN CHARACTERISTIC                TOTAL POOL
          AGE (MONTHS)
               0 - 12                             30.25%
              13 - 24                             14.15%
              25 - 36                              6.33%
              37 - 48                              4.49%
              49 - 60                              1.06%
              61 - 72                             27.08%
              73 - 84                             13.52%
              85 - 96                              2.12%
              97 - 108                             0.41%
             109 and above                         0.59%

          ORIGINAL TERM
              5-15 Years                          28.49%
             16-30 Years                          71.51%

          CREDIT SCORE
          Weighted Average                           586
          Not Available                             1.83%
          Up to 549                                34.68%
          550 to 599                               24.85%
          600 to 649                               18.17%
          650 to 699                               13.51%
          700 to 749                                4.44%
          750 to 799                                2.38%
          800 and above                             0.14%

          ORIGINAL LTV
          Weighted Average                         82.14%
          % LTV's > 80%                            58.11%
          % of LTV's > 80% with MI Insurance        3.14%

          CURRENT LTV(1)
          Weighted Average                          83.61%
          Up to 10.00%                               0.03%
          10.01 - 20.00%                             0.18%
          20.01% - 30.00%                            0.34%
          30.01% - 40.00%                            0.95%
          40.01% - 50.00%                            2.77%
          50.01% - 60.00%                            4.27%
          60.01% - 70.00%                           12.57%
          70.01% - 80.00%                           22.51%
          80.01% - 90.00%                           29.14%
          90.01% and above                          27.24%

(1) Current Loan-to-Value based on a recent broker's price opinion where available or the original appraisal value of the property.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                      Computational Materials for
                                      Bear Stearns Asset Backed Securities, Inc.
                                        Asset-Backed Certificates, Series 2001-3


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                      INFORMATION AS OF NOVEMBER 1, 2001.


          LOAN CHARACTERISTIC                     TOTAL POOL
          OCCUPANCY STATUS
          Owner Occupied                               94.55%
          Investor Property                             0.61%
          Second Home                                   0.61%
          Not Available                                 4.23%

          LOAN PURPOSE
          Purchase Money                               23.54%
          Cash-Out Refi                                50.96%
          Rate/Term Refi                               24.30%
          Not Available                                 1.19%

          INSURANCE
          Conventional w/MI                             3.14%
          Conventional w/o MI                          96.86%

          GEOGRAPHIC CONCENTRATION (> 5%)
          California                                   14.53%
          Florida                                       7.33%
          Georgia                                       6.36%
          North Carolina                                5.24%
          Ohio                                          6.27%

          PROPERTY TYPE
          Single Family Detached                       86.94%
          Condominium                                   2.49%
          2-4 Family                                    5.02%
          Planned Unit Development                      2.25%
          Mobile/Manufactured Home                      2.17%
          Commercial/Multi-family                       1.13%

          LOAN TYPE
          Fixed Rate Balloon                           18.67%
          Fixed Rate Fully Amortizing                  30.08%
          1-YR CMT                                      7.23%
          6-Month LIBOR                                43.34%
          COFI                                          0.68%

          GROSS MARGIN
          Weighted Average (Arms Only)                  5.29%
          Fixed Rate Mortgage Loans                    48.75%
          Up to 2.999%                                  2.66%
          3.000% - 3.999%                               4.69%
          4.000% - 4.999%                              10.27%
          5.000% - 5.999%                              20.84%
          6.000% - 6.999%                               7.76%
          7.000% - 7.999%                               4.24%
          8.000% and above                              0.81%

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                      Computational Materials for
                                      Bear Stearns Asset Backed Securities, Inc.
                                        Asset-Backed Certificates, Series 2001-3

          LOAN CHARACTERISTIC                     TOTAL POOL
          MAXIMUM INTEREST RATE
          Weighted Average (Arms Only)                 15.81%
          Fixed Rate Mortgage Loans                    48.75%
          Up to 11.999%                                 0.82%
          12.000% - 12.999%                             1.52%
          13.000% - 13.999%                             1.79%
          14.000% - 14.999%                             9.73%
          15.000% - 12.999%                            11.57%
          16.000% - 13.999%                            18.28%
          17.000% - 14.999%                             5.15%
          18.000% - 12.999%                             1.67%
          19.000% - 13.999%                             0.48%
          20.000% and above                             0.23%

          MONTHS TO NEXT RATE ADJUSTMENT
          Weighted Average (Arms Only)                     6
          Fixed Rate Mortgage Loans                    48.75%
          0-3                                          15.97%
          4-7                                          27.99%
          8-11                                          3.60%
          12-15                                         1.31%
          16-19                                         0.46%
          20-23                                         0.46%
          24-27                                         0.38%
          28-31                                         0.11%
          32-35                                         0.43%
          40-43                                         0.20%
          44-47                                         0.17%
          48-51                                         0.18%

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



BEAR, STEARNS & Co. Inc.                                                                                         November 08, 2001
CSCOTT                                                     EM1101-OC5                                                 11:40 AM EST
                                                          SENSITIVITY                                                  PAGE 1 OF 3

                                         SETTLE DATE: 11/30/2001 CURVE DATE: 11/7/2001
                                                         TRANCHE: A (A)


           .00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   40.00% CPR   45.00% CPR     PREPAY
            2.09063     2.09063      2.09063      2.09063      2.09063       2.09063      2.09063      2.09063        1M_LIB
            2.10000     2.10000      2.10000      2.10000      2.10000       2.10000      2.10000      2.10000       1YR_TRES
            1.94625     1.94625      1.94625      1.94625      1.94625       1.94625      1.94625      1.94625        6M_LIB
Price       3.97400     3.97400      3.97400      3.97400      3.97400       3.97400      3.97400      3.97400        COFI11
              10%         10%          10%          10%          10%           10%          10%           10%          CALL
                                                                                                                       LOSS
            13.880       4.317         3.285        2.595       2.089          1.702       1.387         1.145       Avg. Life
           12/25/2001  12/25/2001   12/25/2001   12/25/2001   12/25/2001    12/25/2001   12/25/2001    12/25/2001  Prin. Start Date
           5/25/2025    2/25/2014    5/25/2011    6/25/2009    1/25/2008     1/25/2007    4/25/2006    9/25/2005    Prin. End Date
----------------------------------------------------------------------------------------------------------------------------------
100.000000  2.489       2.488        2.487         2.487        2.487         2.486       2.485         2.485           Yield
            11.243      3.896        3.027         2.425        1.973         1.622       1.331         1.106         Duration



                                                         Tranche: M1 (M1)

           .00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   40.00% CPR   45.00% CPR     PREPAY
            2.09063     2.09063      2.09063      2.09063      2.09063       2.09063      2.09063      2.09063        1M_LIB
            2.10000     2.10000      2.10000      2.10000      2.10000       2.10000      2.10000      2.10000       1YR_TRES
            1.94625     1.94625      1.94625      1.94625      1.94625       1.94625      1.94625      1.94625        6M_LIB
Price       3.97400     3.97400      3.97400      3.97400      3.97400       3.97400      3.97400      3.97400        COFI11
              10%         10%          10%          10%          10%           10%          10%           10%          CALL
                                                                                                                        LOSS
             20.029      8.137         6.213       5.052        4.396         4.092        4.066        3.819         Avg. Life
           4/25/2016   10/25/2005   12/25/2004   1/25/2005   3/25/2005      4/25/2005    6/25/2005    9/25/2005   Prin. Start Date
           5/25/2025    2/25/2014    5/25/2011   6/25/2009   1/25/2008      1/25/2007    4/25/2006    9/25/2005    Prin. End Date
----------------------------------------------------------------------------------------------------------------------------------
100.000000  2.950        2.950         2.950       2.950       2.949         2.950         2.950        2.951          Yield
           14.886        7.049         5.543       4.599       4.055         3.800         3.781        3.566         Duration



THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. THE YIELD TABLE OR SCENARIO ANALYSIS BEING PROVIDED IS BASED ON ASSUMPTIONS YOU PROVIDED AND IS NOT TO BE USED AS A BEAR, STEARNS SECURITY EVALUATION OR FOR PRICING PURPOSES.



BEAR, STEARNS & Co. Inc.                                                                                         November 08, 2001
CSCOTT                                                     EM1101-OC5                                                 11:40 AM EST
                                                          SENSITIVITY                                                  PAGE 2 OF 3

                                         SETTLE DATE: 11/30/2001 CURVE DATE: 11/7/2001
                                                         TRANCHE: M2 (M2)



           .00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   40.00% CPR   45.00% CPR     PREPAY
            2.09063     2.09063      2.09063      2.09063      2.09063       2.09063      2.09063      2.09063        1M_LIB
            2.10000     2.10000      2.10000      2.10000      2.10000       2.10000      2.10000      2.10000       1YR_TRES
            1.94625     1.94625      1.94625      1.94625      1.94625       1.94625      1.94625      1.94625        6M_LIB
Price       3.97400     3.97400      3.97400      3.97400      3.97400       3.97400      3.97400      3.97400        COFI11
              10%         10%          10%          10%          10%           10%          10%           10%          CALL
                                                                                                                        LOSS
             20.029      8.137         6.213       5.028        4.310         3.900        3.696        3.655         Avg. Life
           4/25/2016   10/25/2005   12/25/2004  12/25/2004   1/25/2005      2/25/2005    3/25/2005    4/25/2005   Prin. Start Date
           5/25/2025    2/25/2014    5/25/2011   6/25/2009   1/25/2008      1/25/2007    4/25/2006    9/25/2005    Prin. End Date
----------------------------------------------------------------------------------------------------------------------------------
100.000000  3.567       3.567        3.566        3.567        3.567        3.566        3.565         3.566          Yield
           14.053       6.849        5.417        4.490        3.912        3.576        3.407         3.374         Duration



                                                         Tranche: B (B)

           .00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   40.00% CPR   45.00% CPR     PREPAY
            2.09063     2.09063      2.09063      2.09063      2.09063       2.09063      2.09063      2.09063        1M_LIB
            2.10000     2.10000      2.10000      2.10000      2.10000       2.10000      2.10000      2.10000       1YR_TRES
            1.94625     1.94625      1.94625      1.94625      1.94625       1.94625      1.94625      1.94625        6M_LIB
Price       3.97400     3.97400      3.97400      3.97400      3.97400       3.97400      3.97400      3.97400        COFI11
              10%         10%          10%          10%          10%           10%          10%           10%          CALL
                                                                                                                        LOSS
             20.029      8.137         6.213       5.012        4.280         3.831        3.576        3.450         Avg. Life
           4/25/2016   10/25/2005   12/25/2004  12/25/2004   1/25/2005      1/25/2005    2/25/2005    2/25/2005   Prin. Start Date
           5/25/2025    2/25/2014    5/25/2011   6/25/2009   1/25/2008      1/25/2007    4/25/2006    9/25/2005    Prin. End Date
----------------------------------------------------------------------------------------------------------------------------------
100.000000  4.289       4.289        4.288        4.288        4.289         4.290        4.289        4.287          Yield
            13.161      6.626        5.275        4.378        3.813         3.457        3.250        3.147         Duration




THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. THE YIELD TABLE OR SCENARIO ANALYSIS BEING PROVIDED IS BASED ON ASSUMPTIONS YOU PROVIDED AND IS NOT TO BE USED AS A BEAR, STEARNS SECURITY EVALUATION OR FOR PRICING PURPOSES.



BEAR, STEARNS & Co. Inc.                                                                                         November 08, 2001
CSCOTT                                                     EM1101-OC5                                                 11:40 AM EST
                                                          SENSITIVITY                                                  PAGE 3 OF 3

                                         SETTLE DATE: 11/30/2001 CURVE DATE: 11/7/2001
                                                         TRANCHE: IO (AIO)



           .00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   40.00% CPR   45.00% CPR     PREPAY
            2.09063     2.09063      2.09063      2.09063      2.09063       2.09063      2.09063      2.09063        1M_LIB
            2.10000     2.10000      2.10000      2.10000      2.10000       2.10000      2.10000      2.10000       1YR_TRES
            1.94625     1.94625      1.94625      1.94625      1.94625       1.94625      1.94625      1.94625        6M_LIB
Price       3.97400     3.97400      3.97400      3.97400      3.97400       3.97400      3.97400      3.97400        COFI11
              10%         10%          10%          10%          10%           10%          10%           10%          CALL
                                                                                                                        LOSS
              2.486      2.486         2.486       2.486        2.486         2.486        2.486        2.486         Avg. Life
           5/25/2004    5/25/2004    5/25/2004   5/25/2004   5/25/2004      5/25/2004    5/25/2004    5/25/2004   Prin. Start Date
           5/25/2004    5/25/2004    5/25/2004   5/25/2004   5/25/2004      5/25/2004    5/25/2004    5/25/2004    Prin. End Date
----------------------------------------------------------------------------------------------------------------------------------
18.144399   5.000       5.000        5.000        5.000        5.000         5.000        5.000        5.000           Yield
            1.222       1.222        1.222        1.222        1.222         1.222        1.222        1.222         Duration



THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. THE YIELD TABLE OR SCENARIO ANALYSIS BEING PROVIDED IS BASED ON ASSUMPTIONS YOU PROVIDED AND IS NOT TO BE USED AS A BEAR, STEARNS SECURITY EVALUATION OR FOR PRICING PURPOSES.


BEAR, STEARNS & Co. Inc.                                                                                         November 08, 2001
CSCOTT                                                     EM1101-OC5                                                 11:40 AM EST
                                                          SENSITIVITY                                                  PAGE 1 OF 3

                                         SETTLE DATE: 11/30/2001 CURVE DATE: 11/7/2001
                                                         TRANCHE: A (A)


           .00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   40.00% CPR   45.00% CPR     PREPAY
            2.09063     2.09063      2.09063      2.09063      2.09063       2.09063      2.09063      2.09063        1M_LIB
            2.10000     2.10000      2.10000      2.10000      2.10000       2.10000      2.10000      2.10000       1YR_TRES
            1.94625     1.94625      1.94625      1.94625      1.94625       1.94625      1.94625      1.94625        6M_LIB
Price       3.97400     3.97400      3.97400      3.97400      3.97400       3.97400      3.97400      3.97400        COFI11
               0%          0%           0%           0%           0%            0%           0%            0%          CALL
                                                                                                                       LOSS
            14.041       4.576         3.535        2.817       2.283          1.866       1.525         1.224       Avg. Life
           12/25/2001  12/25/2001   12/25/2001   12/25/2001   12/25/2001    12/25/2001   12/25/2001    12/25/2001  Prin. Start Date
           7/25/2029    9/25/2023    8/25/2020    8/25/2017    9/25/2015     7/25/2013   11/25/2011    6/25/2010    Prin. End Date
----------------------------------------------------------------------------------------------------------------------------------
100.000000  2.491       2.504        2.508         2.511        2.513         2.514       2.515         2.506           Yield
            11.332      4.078        3.214         2.600        2.132         1.760       1.451         1.176         Duration



                                                         Tranche: M1 (M1)

           .00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   40.00% CPR   45.00% CPR     PREPAY
            2.09063     2.09063      2.09063      2.09063      2.09063       2.09063      2.09063      2.09063        1M_LIB
            2.10000     2.10000      2.10000      2.10000      2.10000       2.10000      2.10000      2.10000       1YR_TRES
            1.94625     1.94625      1.94625      1.94625      1.94625       1.94625      1.94625      1.94625        6M_LIB
Price       3.97400     3.97400      3.97400      3.97400      3.97400       3.97400      3.97400      3.97400        COFI11
               0%          0%           0%           0%           0%            0%           0%            0%          CALL
                                                                                                                        LOSS
             20.398      8.672         6.741       5.518        4.797         4.430        4.350        4.646         Avg. Life
           4/25/2016   10/25/2005   12/25/2004   1/25/2005   3/25/2005      4/25/2005    6/25/2005    9/25/2005   Prin. Start Date
          11/25/2028    1/25/2020    8/25/2016   8/25/2014   6/25/2012     10/25/2010    6/25/2009    5/25/2005    Prin. End Date
----------------------------------------------------------------------------------------------------------------------------------
100.000000  2.955        2.969         2.976       2.979       2.979         2.977         2.974        3.018          Yield
           15.067        7.404         5.922       4.952       4.373         4.078         4.021        4.279         Duration




THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. THE YIELD TABLE OR SCENARIO ANALYSIS BEING PROVIDED IS BASED ON ASSUMPTIONS YOU PROVIDED AND IS NOT TO BE USED AS A BEAR, STEARNS SECURITY EVALUATION OR FOR PRICING PURPOSES.



BEAR, STEARNS & Co. Inc.                                                                                         November 08, 2001
CSCOTT                                                     EM1101-OC5                                                 11:40 AM EST
                                                          SENSITIVITY                                                  PAGE 2 OF 3

                                         SETTLE DATE: 11/30/2001 CURVE DATE: 11/7/2001
                                                         TRANCHE: M2 (M2)



           .00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   40.00% CPR   45.00% CPR     PREPAY
            2.09063     2.09063      2.09063      2.09063      2.09063       2.09063      2.09063      2.09063        1M_LIB
            2.10000     2.10000      2.10000      2.10000      2.10000       2.10000      2.10000      2.10000       1YR_TRES
            1.94625     1.94625      1.94625      1.94625      1.94625       1.94625      1.94625      1.94625        6M_LIB
Price       3.97400     3.97400      3.97400      3.97400      3.97400       3.97400      3.97400      3.97400        COFI11
               0%          0%           0%           0%           0%            0%           0%            0%          CALL
                                                                                                                        LOSS
             20.337      8.530         6.646       5.386        4.619         4.161        3.914        3.836         Avg. Life
           4/25/2016   10/25/2005   12/25/2004  12/25/2004   1/25/2005      2/25/2005    3/25/2005    4/25/2005   Prin. Start Date
           2/25/2028   12/25/2017    8/25/2015  12/25/2012   1/25/2011      7/25/2009    5/25/2008    7/25/2007    Prin. End Date
----------------------------------------------------------------------------------------------------------------------------------
100.000000  3.574       3.591        3.603        3.606        3.608        3.606        3.601         3.597          Yield
           14.186       7.096        5.713        4.753        4.151        3.785        3.587         3.526         Duration



                                                         Tranche: B (B)

           .00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   40.00% CPR   45.00% CPR     PREPAY
            2.09063     2.09063      2.09063      2.09063      2.09063       2.09063      2.09063      2.09063        1M_LIB
            2.10000     2.10000      2.10000      2.10000      2.10000       2.10000      2.10000      2.10000       1YR_TRES
            1.94625     1.94625      1.94625      1.94625      1.94625       1.94625      1.94625      1.94625        6M_LIB
Price       3.97400     3.97400      3.97400      3.97400      3.97400       3.97400      3.97400      3.97400        COFI11
               0%          0%           0%           0%           0%            0%           0%            0%          CALL
                                                                                                                        LOSS
             20.215      8.408         6.453       5.210        4.456         3.979        3.697        3.548         Avg. Life
           4/25/2016   10/25/2005   12/25/2004  12/25/2004   1/25/2005      1/25/2005    2/25/2005    2/25/2005   Prin. Start Date
           1/25/2027   11/25/2015    7/25/2013   4/25/2011   8/25/2009      5/25/2008    5/25/2007    8/25/2006    Prin. End Date
----------------------------------------------------------------------------------------------------------------------------------
100.000000  4.294       4.313        4.319        4.321        4.324         4.324        4.320        4.313          Yield
            13.231      6.785        5.431        4.519        3.945         3.572        3.348        3.228         Duration



THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. THE YIELD TABLE OR SCENARIO ANALYSIS BEING PROVIDED IS BASED ON ASSUMPTIONS YOU PROVIDED AND IS NOT TO BE USED AS A BEAR, STEARNS SECURITY EVALUATION OR FOR PRICING PURPOSES.



BEAR, STEARNS & Co. Inc.                                                                                         November 08, 2001
CSCOTT                                                     EM1101-OC5                                                 11:40 AM EST
                                                          SENSITIVITY                                                  PAGE 3 OF 3

                                         SETTLE DATE: 11/30/2001 CURVE DATE: 11/7/2001
                                                         TRANCHE: IO (AIO)



           .00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   40.00% CPR   45.00% CPR     PREPAY
            2.09063     2.09063      2.09063      2.09063      2.09063       2.09063      2.09063      2.09063        1M_LIB
            2.10000     2.10000      2.10000      2.10000      2.10000       2.10000      2.10000      2.10000       1YR_TRES
            1.94625     1.94625      1.94625      1.94625      1.94625       1.94625      1.94625      1.94625        6M_LIB
Price       3.97400     3.97400      3.97400      3.97400      3.97400       3.97400      3.97400      3.97400        COFI11
               0%          0%           0%           0%           0%            0%           0%            0%          CALL
                                                                                                                        LOSS
              2.486      2.486         2.486       2.486        2.486         2.486        2.486        2.486         Avg. Life
           5/25/2004    5/25/2004    5/25/2004   5/25/2004   5/25/2004      5/25/2004    5/25/2004    5/25/2004   Prin. Start Date
           5/25/2004    5/25/2004    5/25/2004   5/25/2004   5/25/2004      5/25/2004    5/25/2004    5/25/2004    Prin. End Date
----------------------------------------------------------------------------------------------------------------------------------
18.144399   5.000       5.000        5.000        5.000        5.000         5.000        5.000        5.000           Yield
            1.222       1.222        1.222        1.222        1.222         1.222        1.222        1.222         Duration



THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. THE YIELD TABLE OR SCENARIO ANALYSIS BEING PROVIDED IS BASED ON ASSUMPTIONS YOU PROVIDED AND IS NOT TO BE USED AS A BEAR, STEARNS SECURITY EVALUATION OR FOR PRICING PURPOSES.

BEAR, STEARNS & Co. Inc.                                     November 08, 2001
CSCOTT                            EM1101-OC5                      11:42 AM EST
                                   VECTORS                         PAGE 1 OF 9


                                                             TRANCHES
                                                              3:MISC
                                                              AFunds

                25-Nov-2001                                    .00
                25-Dec-2001                                   9.49
                25-Jan-2002                                   9.16
                25-Feb-2002                                   9.14
                25-Mar-2002                                  10.09
                25-Apr-2002                                   9.01
                25-May-2002                                   8.96
                25-Jun-2002                                   8.64
                25-Jul-2002                                   8.91
                25-Aug-2002                                   8.56
                25-Sep-2002                                   8.53
                25-Oct-2002                                   8.77
                25-Nov-2002                                   8.46
                25-Dec-2002                                   8.71
                25-Jan-2003                                   8.40
                25-Feb-2003                                   8.28
                25-Mar-2003                                   9.14
                25-Apr-2003                                   8.22
                25-May-2003                                   8.47
                25-Jun-2003                                   8.16
                25-Jul-2003                                   8.40
                25-Aug-2003                                   8.10
                25-Sep-2003                                   8.06
                25-Oct-2003                                   8.30
                25-Nov-2003                                   7.99
                25-Dec-2003                                   8.22
                25-Jan-2004                                   7.92
                25-Feb-2004                                   7.88
                25-Mar-2004                                   8.39
                25-Apr-2004                                   7.81
                25-May-2004                                   8.03
                25-Jun-2004                                   9.37
                25-Jul-2004                                   9.68
                25-Aug-2004                                   9.37
                25-Sep-2004                                   9.37
                25-Oct-2004                                   9.68
                25-Nov-2004                                   9.37
                25-Dec-2004                                   9.68
                25-Jan-2005                                   9.37
                25-Feb-2005                                   9.37
                25-Mar-2005                                  10.38
                25-Apr-2005                                   9.37
                25-May-2005                                   9.68
                25-Jun-2005                                   9.37
                25-Jul-2005                                   9.68
                25-Aug-2005                                   9.37
                25-Sep-2005                                   9.37
                25-Oct-2005                                   9.68
                25-Nov-2005                                   9.37
                25-Dec-2005                                   9.68
                25-Jan-2006                                   9.37
                25-Feb-2006                                   9.37
                25-Mar-2006                                  10.38
                25-Apr-2006                                    9.37
                25-May-2006                                    9.68
                25-Jun-2006                                    9.37
                25-Jul-2006                                    9.68
                25-Aug-2006                                    9.37
                25-Sep-2006                                    9.37
                25-Oct-2006                                    9.68
                25-Nov-2006                                    9.37
                25-Dec-2006                                    9.68
                25-Jan-2007                                    9.37
                25-Feb-2007                                    9.37
                25-Mar-2007                                   10.38
                25-Apr-2007                                    9.37
                25-May-2007                                    9.68
                25-Jun-2007                                    9.37
                25-Jul-2007                                    9.68
                25-Aug-2007                                    9.37
                25-Sep-2007                                    9.37
                25-Oct-2007                                    9.69
                25-Nov-2007                                    9.37
                25-Dec-2007                                    9.69
                25-Jan-2008                                    9.37
                25-Feb-2008                                    9.37
                25-Mar-2008                                   10.02
                25-Apr-2008                                    9.37
                25-May-2008                                    9.69
                25-Jun-2008                                    9.37
                25-Jul-2008                                    9.69
                25-Aug-2008                                    9.37
                25-Sep-2008                                    9.37
                25-Oct-2008                                    9.69
                25-Nov-2008                                    9.37
                25-Dec-2008                                    9.69
                25-Jan-2009                                    9.37
                25-Feb-2009                                    9.37
                25-Mar-2009                                   10.38
                25-Apr-2009                                    9.37
                25-May-2009                                    9.69
                25-Jun-2009                                    9.37
                25-Jul-2009                                     .00
                25-Aug-2009                                     .00
                25-Sep-2009                                     .00
                25-Oct-2009                                     .00
                25-Nov-2009                                     .00
                25-Dec-2009                                     .00
                25-Jan-2010                                     .00
                25-Feb-2010                                     .00
                25-Mar-2010                                     .00
                25-Apr-2010                                     .00
                25-May-2010                                     .00
                25-Jun-2010                                     .00
                25-Jul-2010                                     .00
                25-Aug-2010                                     .00
                25-Sep-2010                                     .00
                25-Oct-2010                                     .00
                25-Nov-2010                                     .00
                25-Dec-2010                                     .00
                25-Jan-2011                                     .00
                25-Feb-2011                                     .00
                25-Mar-2011                                     .00
                25-Apr-2011                                     .00
                25-May-2011                                     .00
                25-Jun-2011                                     .00
                25-Jul-2011                                     .00
                25-Aug-2011                                     .00
                25-Sep-2011                                     .00
                25-Oct-2011                                     .00
                25-Nov-2011                                     .00
                25-Dec-2011                                     .00
                25-Jan-2012                                     .00
                25-Feb-2012                                     .00
                25-Mar-2012                                     .00
                25-Apr-2012                                     .00
                25-May-2012                                     .00
                25-Jun-2012                                     .00
                25-Jul-2012                                     .00
                25-Aug-2012                                     .00
                25-Sep-2012                                     .00
                25-Oct-2012                                     .00
                25-Nov-2012                                     .00
                25-Dec-2012                                     .00
                25-Jan-2013                                     .00
                25-Feb-2013                                     .00
                25-Mar-2013                                     .00
                25-Apr-2013                                     .00
                25-May-2013                                     .00
                25-Jun-2013                                     .00
                25-Jul-2013                                     .00
                25-Aug-2013                                     .00
                25-Sep-2013                                     .00
                25-Oct-2013                                     .00
                25-Nov-2013                                     .00
                25-Dec-2013                                     .00
                25-Jan-2014                                     .00
                25-Feb-2014                                     .00
                25-Mar-2014                                     .00
                25-Apr-2014                                     .00
                25-May-2014                                     .00
                25-Jun-2014                                     .00
                25-Jul-2014                                     .00
                25-Aug-2014                                     .00
                25-Sep-2014                                     .00
                25-Oct-2014                                     .00
                25-Nov-2014                                     .00
                25-Dec-2014                                     .00
                25-Jan-2015                                     .00
                25-Feb-2015                                     .00
                25-Mar-2015                                     .00
                25-Apr-2015                                     .00
                25-May-2015                                     .00
                25-Jun-2015                                     .00
                25-Jul-2015                                     .00
                25-Aug-2015                                     .00
                25-Sep-2015                                     .00
                25-Oct-2015                                     .00
                25-Nov-2015                                     .00
                25-Dec-2015                                     .00
                25-Jan-2016                                     .00
                25-Feb-2016                                     .00
                25-Mar-2016                                     .00
                25-Apr-2016                                     .00
                25-May-2016                                     .00
                25-Jun-2016                                     .00
                25-Jul-2016                                     .00
                25-Aug-2016                                     .00
                25-Sep-2016                                     .00
                25-Oct-2016                                     .00
                25-Nov-2016                                     .00
                25-Dec-2016                                     .00
                25-Jan-2017                                     .00
                25-Feb-2017                                     .00
                25-Mar-2017                                     .00
                25-Apr-2017                                     .00
                25-May-2017                                     .00
                25-Jun-2017                                     .00
                25-Jul-2017                                     .00
                25-Aug-2017                                     .00
                25-Sep-2017                                     .00
                25-Oct-2017                                     .00
                25-Nov-2017                                     .00
                25-Dec-2017                                     .00
                25-Jan-2018                                     .00
                25-Feb-2018                                     .00
                25-Mar-2018                                     .00
                25-Apr-2018                                     .00
                25-May-2018                                     .00
                25-Jun-2018                                     .00
                25-Jul-2018                                     .00
                25-Aug-2018                                     .00
                25-Sep-2018                                     .00
                25-Oct-2018                                     .00
                25-Nov-2018                                     .00
                25-Dec-2018                                     .00
                25-Jan-2019                                     .00
                25-Feb-2019                                     .00
                25-Mar-2019                                     .00
                25-Apr-2019                                     .00
                25-May-2019                                     .00
                25-Jun-2019                                     .00
                25-Jul-2019                                     .00
                25-Aug-2019                                     .00
                25-Sep-2019                                     .00
                25-Oct-2019                                     .00
                25-Nov-2019                                     .00
                25-Dec-2019                                     .00
                25-Jan-2020                                     .00
                25-Feb-2020                                     .00
                25-Mar-2020                                     .00
                25-Apr-2020                                     .00
                25-May-2020                                     .00
                25-Jun-2020                                     .00
                25-Jul-2020                                     .00
                25-Aug-2020                                     .00
                25-Sep-2020                                     .00
                25-Oct-2020                                     .00
                25-Nov-2020                                     .00
                25-Dec-2020                                     .00
                25-Jan-2021                                     .00
                25-Feb-2021                                     .00
                25-Mar-2021                                     .00
                25-Apr-2021                                     .00
                25-May-2021                                     .00
                25-Jun-2021                                     .00
                25-Jul-2021                                     .00
                25-Aug-2021                                     .00
                25-Sep-2021                                     .00
                25-Oct-2021                                     .00
                25-Nov-2021                                     .00
                25-Dec-2021                                     .00
                25-Jan-2022                                     .00
                25-Feb-2022                                     .00
                25-Mar-2022                                     .00
                25-Apr-2022                                     .00
                25-May-2022                                     .00
                25-Jun-2022                                     .00
                25-Jul-2022                                     .00
                25-Aug-2022                                     .00
                25-Sep-2022                                     .00
                25-Oct-2022                                     .00
                25-Nov-2022                                     .00
                25-Dec-2022                                     .00
                25-Jan-2023                                     .00
                25-Feb-2023                                     .00
                25-Mar-2023                                     .00
                25-Apr-2023                                     .00
                25-May-2023                                     .00
                25-Jun-2023                                     .00
                25-Jul-2023                                     .00
                25-Aug-2023                                     .00
                25-Sep-2023                                     .00
                25-Oct-2023                                     .00
                25-Nov-2023                                     .00
                25-Dec-2023                                     .00
                25-Jan-2024                                     .00
                25-Feb-2024                                     .00
                25-Mar-2024                                     .00
                25-Apr-2024                                     .00
                25-May-2024                                     .00
                25-Jun-2024                                     .00
                25-Jul-2024                                     .00
                25-Aug-2024                                     .00
                25-Sep-2024                                     .00
                25-Oct-2024                                     .00
                25-Nov-2024                                     .00
                25-Dec-2024                                     .00
                25-Jan-2025                                     .00
                25-Feb-2025                                     .00
                25-Mar-2025                                     .00
                25-Apr-2025                                     .00
                25-May-2025                                     .00
                25-Jun-2025                                     .00
                25-Jul-2025                                     .00
                25-Aug-2025                                     .00
                25-Sep-2025                                     .00
                25-Oct-2025                                     .00
                25-Nov-2025                                     .00
                25-Dec-2025                                     .00
                25-Jan-2026                                     .00
                25-Feb-2026                                     .00
                25-Mar-2026                                     .00
                25-Apr-2026                                     .00
                25-May-2026                                     .00
                25-Jun-2026                                     .00
                25-Jul-2026                                     .00
                25-Aug-2026                                     .00
                25-Sep-2026                                     .00
                25-Oct-2026                                     .00
                25-Nov-2026                                     .00
                25-Dec-2026                                     .00
                25-Jan-2027                                     .00
                25-Feb-2027                                     .00
                25-Mar-2027                                     .00
                25-Apr-2027                                     .00
                25-May-2027                                     .00
                25-Jun-2027                                     .00
                25-Jul-2027                                     .00
                25-Aug-2027                                     .00
                25-Sep-2027                                     .00
                25-Oct-2027                                     .00
                25-Nov-2027                                     .00
                25-Dec-2027                                     .00
                25-Jan-2028                                     .00
                25-Feb-2028                                     .00
                25-Mar-2028                                     .00
                25-Apr-2028                                     .00
                25-May-2028                                     .00
                25-Jun-2028                                     .00
                25-Jul-2028                                     .00
                25-Aug-2028                                     .00
                25-Sep-2028                                     .00
                25-Oct-2028                                     .00
                25-Nov-2028                                     .00
                25-Dec-2028                                     .00
                25-Jan-2029                                     .00
                25-Feb-2029                                     .00
                25-Mar-2029                                     .00
                25-Apr-2029                                     .00
                25-May-2029                                     .00
                25-Jun-2029                                     .00
                25-Jul-2029                                     .00
                25-Aug-2029                                     .00
                25-Sep-2029                                     .00
                25-Oct-2029                                     .00
                25-Nov-2029                                     .00
                25-Dec-2029                                     .00
                25-Jan-2030                                     .00
                25-Feb-2030                                     .00
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                25-Jan-2031                                     .00
                25-Feb-2031                                     .00
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                25-Jan-2032                                     .00
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                25-Jan-2033                                     .00
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                25-Jan-2035                                     .00
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                25-Jun-2035                                     .00
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                25-Sep-2035                                     .00
                25-Oct-2035                                     .00
                25-Nov-2035                                     .00
                25-Dec-2035                                     .00
                25-Jan-2036                                     .00
                25-Feb-2036                                     .00
                25-Mar-2036                                     .00
                25-Apr-2036                                     .00
                25-May-2036                                     .00
                25-Jun-2036                                     .00
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                25-Aug-2036                                     .00
                25-Sep-2036                                     .00
                25-Oct-2036                                     .00
                25-Nov-2036                                     .00
                25-Dec-2036                                     .00
                25-Jan-2037                                     .00
                25-Feb-2037                                     .00
                25-Mar-2037                                     .00
                25-Apr-2037                                     .00
                25-May-2037                                     .00
                25-Jun-2037                                     .00
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                25-Aug-2037                                     .00
                25-Sep-2037                                     .00
                25-Oct-2037                                     .00
                25-Nov-2037                                     .00
                25-Dec-2037                                     .00
                25-Jan-2038                                     .00
                25-Feb-2038                                     .00
                25-Mar-2038                                     .00
                25-Apr-2038                                     .00
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                25-Jun-2038                                     .00
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                25-Aug-2038                                     .00
                25-Sep-2038                                     .00
                25-Oct-2038                                     .00
                25-Nov-2038                                     .00
                25-Dec-2038                                     .00
                25-Jan-2039                                     .00
                25-Feb-2039                                     .00
                25-Mar-2039                                     .00
                25-Apr-2039                                     .00
                25-May-2039                                     .00
                25-Jun-2039                                     .00
                25-Jul-2039                                     .00
                25-Aug-2039                                     .00
                25-Sep-2039                                     .00
                25-Oct-2039                                     .00
                25-Nov-2039                                     .00
                25-Dec-2039                                     .00
                25-Jan-2040                                     .00
                25-Feb-2040                                     .00
                25-Mar-2040                                     .00
                25-Apr-2040                                     .00
                25-May-2040                                     .00
                25-Jun-2040                                     .00
                25-Jul-2040                                     .00
                25-Aug-2040                                     .00
                25-Sep-2040                                     .00
                25-Oct-2040                                     .00
                25-Nov-2040                                     .00
                25-Dec-2040                                     .00
                25-Jan-2041                                     .00
                25-Feb-2041                                     .00
                25-Mar-2041                                     .00
                25-Apr-2041                                     .00
                25-May-2041                                     .00
                25-Jun-2041                                     .00
                25-Jul-2041                                     .00
                25-Aug-2041                                     .00
                25-Sep-2041                                     .00
                25-Oct-2041                                     .00
                25-Nov-2041                                     .00
                25-Dec-2041                                     .00
                25-Jan-2042                                     .00
                25-Feb-2042                                     .00
                25-Mar-2042                                     .00
                25-Apr-2042                                     .00
                25-May-2042                                     .00
                25-Jun-2042                                     .00
                25-Jul-2042                                     .00
                25-Aug-2042                                     .00
                25-Sep-2042                                     .00
                25-Oct-2042                                     .00
                25-Nov-2042                                     .00
                25-Dec-2042                                     .00
                25-Jan-2043                                     .00
                25-Feb-2043                                     .00
                25-Mar-2043                                     .00
                25-Apr-2043                                     .00
                25-May-2043                                     .00
                25-Jun-2043                                     .00
                25-Jul-2043                                     .00
                        Sum                                  838.84



THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. THE YIELD TABLE OR SCENARIO ANALYSIS BEING PROVIDED IS BASED ON ASSUMPTIONS YOU PROVIDED AND IS NOT TO BE USED AS A BEAR, STEARNS SECURITY EVALUATION OR FOR PRICING PURPOSES.